SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                --------------

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): October 15, 2002

                         DILLARD ASSET FUNDING COMPANY
              (Exact Name of Registrant as Specified in Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                                   333-67855
                           (Commission File Number)

                                  88-0352714
                       (IRS Employer Identification No.)

                      c/o Chase Manhattan Bank USA, N.A.
                          500 Stanton Christiana Rd.
                                OPS4/3rd Floor
                            Newark, Delaware 19713
              Address of Principal Executive Offices) (Zip Code)

                                (302) 575-5000
                        Registrants' Telephone Number,
                             Including Area Code)

Item 5.   Other Events.

         Dillard Credit Card Master Trust I is the issuer of Class A Floating Rate Asset Backed Certificates Series 2000-1. The asset-backed certificates are serviced in accordance with the Amended and Restated Pooling and Servicing Agreement, dated as of June 28, 2000, as amended. The parties to the Pooling and Servicing Agreement are: Dillard Asset Funding Company, as transferor, Dillard National Bank, as servicer and JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank USA, N.A.) as trustee.

         On October 15, 2002 Dillard National Bank as servicer, distributed monthly payments to the holders of the Series 2000-1 certificates. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this current report on Form 8-K.



Item 7.  Exhibits.

         20.1 Monthly Report with respect to the distribution dated October 15, 2002.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                     DILLARD ASSET FUNDING COMPANY

                                     By: Administrator

                                     By: /s/  Sherrill E. Wise
                                         ---------------------------------
                                         Name:  Sherrill E. Wise
                                         Title:  Administrator

Dated:  November 21, 2002

                                 EXHIBIT INDEX



  Exhibit
  Number         Title

  20.1           Monthly Report with respect to the distribution dated
                 October 15, 2002.